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                                                                    EXHIBIT 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 19, 2002 relating to the financial statements of Abercrombie & Fitch Co. (the "Company"), which appears in the Company's Annual Report on Form 10-K for the year ended February 2, 2002.


/s/ PricewaterhouseCoopers LLP


Columbus, Ohio
September 23, 2002